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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                         PURSUANT TO SECTION 13 OR 15(D)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported): June 11, 2003

                                    33-97090
                            (Commission File Number)

                               ACG HOLDINGS, INC.
             (Exact name of registrant as specified in its charter)

         DELAWARE                                    62-1395968
(Jurisdiction of Incorporation)            (IRS Employer Identification Number)

                               100 WINNERS CIRCLE
                           BRENTWOOD, TENNESSEE 37027
                                 (615) 377-0377

     (Address, including zip code, and telephone number, including area code, of registrant's principal executive office)


                          AMERICAN COLOR GRAPHICS, INC.
             (Exact name of registrant as specified in its charter)

          NEW YORK                                      16-1003976
(Jurisdiction of Incorporation)             (IRS Employer Identification Number)

                               100 WINNERS CIRCLE
                           BRENTWOOD, TENNESSEE 37027
                                 (615) 377-0377

     (Address, including zip code, and telephone number, including area code, of registrant's principal executive office)


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ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

     (c) Exhibits

         The following exhibit is filed herewith:

 EXHIBIT NUMBER                           DESCRIPTION
-----------------     ----------------------------------------------------------

      99.1 Press Release, dated June 11, 2003, issued by ACG Holdings, Inc. and American Color Graphics, Inc.


ITEM 9. REGULATION FD DISCLOSURE

     On June 11, 2003, ACG Holdings, Inc. and American Color Graphics, Inc. announced that American Color Graphics, Inc. proposes to offer $280 million aggregate principal amount of Senior Second Secured Notes Due 2010. A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K.



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                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrants have duly caused this report to be signed on their behalf by the undersigned hereunto duly authorized.

                                             ACG HOLDINGS, INC.
                                             AMERICAN COLOR GRAPHICS, INC.

                                             By:  /s/ PATRICK W. KELLICK
                                                -------------------------------
                                                Patrick W. Kellick
                                                SENIOR VICE PRESIDENT/
                                                CHIEF FINANCIAL OFFICER
Dated: June 11, 2003




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                                  EXHIBIT INDEX


  EXHIBIT NUMBER                           DESCRIPTION
--------------------    --------------------------------------------------------

       99.1 Press Release, dated June 11, 2003, issued by ACG Holdings, Inc. and American Color Graphics, Inc.